MUNIYIELD
                                                              QUALITY
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     Strategic
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1998

MuniYield Quality Fund II, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1998, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.644 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 8.64%, based on a month-end net asset value of $15.04 per share. Over the same period, the total investment return on the Fund's Common Stock was +2.42%, based on a change in per share net asset value from $15.46 to $15.04, and assuming reinvestment of $0.644 per share income dividends and $0.130 per share capital gains distributions.

For the six months ended April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.94%; Series B, 4.95%; and Series C, 4.55%.

The Municipal Market Environment

During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of more than 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%-88%. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six months ended April 30, 1998, we shifted from our defensive position to a more constructive investment outlook. We expected economic growth to slow along with a continued reduction in inflation as a result of the declines in Asian equity markets. As of April 30, 1998, only one of these expectations had been met. Inflation has continued to fall but economic growth has not slowed. Looking forward to the balance of 1998, we expect to maintain our constructive outlook. We believe the continued instability of the Asian equity markets will have a negative impact on the US economy, allowing inflation and interest rates to decline further.

The yield on the Fund's Auction Market Preferred Stock has been trading between 3.20%-3.90% during the past 12 months. Recently, the yield has been at the higher end of this range because of temporary tax season pressure, but is expected to return to the 3.50% level in the next few weeks. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

May 26, 1998

MuniYield Quality Fund II, Inc.                                   April 30, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an addi tional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                 Value
State                 Ratings  Ratings   Amount                            Issue                             (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Alabama--1.6%          NR*      Aaa      $ 7,280   Alabama HFA, S/F Mortgage Revenue Bonds (Home Mortgage
                                                   Bond Program), Series B-1, 6.65% due 10/01/2025             $ 7,782
----------------------------------------------------------------------------------------------------------------------
Alaska--0.6%           A-       A2         2,580   Alaska Industrial Development and Export Authority
                                                   Revolving Fund, AMT, Series A, 6.375% due 4/01/2008           2,788
----------------------------------------------------------------------------------------------------------------------
California--1.2%       AAA      Aaa        4,900   University of California Revenue Bonds, RITR, Series 13,
                                                   8.37% due 9/01/2019 (c)(e)                                    5,856
----------------------------------------------------------------------------------------------------------------------
Colorado--11.7%        NR*      Aaa        1,350   Colorado Health Facilities Authority, Hospital Revenue
                                                   Bonds (P/SL Healthcare System Project), Series A,
                                                   6.875% due 2/15/2003 (f)                                      1,515
                                                   Denver, Colorado, City and County Airport Revenue Bonds:
                       AAA      Aaa       25,965     Refunding, Series D, 5.50% due 11/15/2025 (c)              26,275
                       AAA      Baa1       2,150     Series A, 7.25% due 11/15/2002 (f)                          2,437
                       AAA      NR*          850     Series A, 7.25% due 11/15/2002 (f)                            962
                       AAA      Aaa        7,280     Series A, 5.60% due 11/15/2020 (c)                          7,431
                       AAA      Aaa        8,505     Series A, 5.50% due 11/15/2025 (c)                          8,607
                                                   E-470 Public Highway Authority, Colorado, Revenue
                                                   Refunding Bonds, Senior Series B (c)**:
                       AAA      Aaa       13,000     5.55% due 9/01/2019                                         4,093
                       AAA      Aaa       23,000     5.52% due 9/01/2026                                         4,903
----------------------------------------------------------------------------------------------------------------------
Connecticut--0.6%                                  Connecticut State Learning, Regional Educational Service
                                                   Center Revenue Bonds (Office/Education Center Facilities):
                       NR*      NR*        1,505     7.50% due 2/01/2005                                         1,650
                       NR*      NR*        1,100     7.75% due 2/01/2015                                         1,251
----------------------------------------------------------------------------------------------------------------------
District of            A1+      VMIG1+     2,400   District of Columbia, General Fund Recovery Bonds,
Columbia--0.5%                                     VRDN, UT, Series B-1, 4.25% due 6/01/2003 (a)                 2,400
----------------------------------------------------------------------------------------------------------------------
Florida--5.2%          AAA      Aaa        4,395   Florida State Turnpike Authority, Turnpike Revenue
                                                   Bonds (Department of Transportation), Series A, 4.50%
                                                   due 7/01/2027 (h)                                             3,834
                                                   Miami--Dade County, Florida, Special Obligation
                                                   Refunding Bonds, Series A (c)**:
                       AAA      Aaa        8,500     5.248% due 10/01/2019                                       2,659
                       AAA      Aaa        5,000     5.286% due 10/01/2021                                       1,397
                       NR*      Ba2        2,285   Palm Bay, Florida, Lease Revenue Refunding Bonds
                                                   (Florida Education and Research Foundation Project),
                                                   Series A, 7% due 9/01/2024                                    2,467
                       AAA      Aaa       15,000   Tampa, Florida, Sports Authority Revenue Bonds (Local
                                                   Option Sales Tax--Stadium Project),
                                                   5.25% due 1/01/2027 (c)                                      14,867
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
DATES    Daily Adjustable Tax-Exempt Securities
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
M/F      Multi-Industry
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield Quality Fund II, Inc.                                   April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                 Value
State                 Ratings  Ratings   Amount                            Issue                             (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Idaho--0.2%            NR*      Aa         $ 870   Idaho Student Loan Fund, Student Loan Revenue Bonds
                                                   (Marketing Association Inc.), AMT, Sub-Series 1, 6.80%
                                                   due 10/01/2006                                             $   930
---------------------------------------------------------------------------------------------------------------------
Illinois--6.0%         NR*      Aaa        4,385   Chicago, Illinois, M/F Housing Revenue Bonds (Bryn
                                                   Mawr/Belle Project), AMT, 6.125% due 6/01/2039 (d)           4,567
                       NR*      Aa2        1,600   Chicago, Illinois, O'Hare International Airport Revenue
                                                   Bonds (American Airlines), DATES, Series D,
                                                   4.15% due 12/01/2017 (a)                                     1,600
                       AAA      Aaa        7,000   Illinois Development Finance Authority, PCR, Refunding
                                                   (Illinois Power Company Project), Series B, 5.40%
                                                   due 3/01/2028 (c)                                            6,924
                       NR*      Aaa       10,000   Illinois Health Facilities Authority, Revenue Refunding
                                                   Bonds (Northwestern Medical Facilities Foundation),
                                                   5.125% due 11/15/2028 (c)                                    9,476
                       NR*      Aaa        6,000   Illinois Student Assistance Commission, Student Loan
Revenue
                                                   Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015            6,364
---------------------------------------------------------------------------------------------------------------------
Indiana--1.3%          AAA      NR*        2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                   Program), Series A, 6.75% due 2/01/2017                      3,011
                       AA       NR*        3,100   Indianapolis, Indiana, Local Public Improvement Bond
                                                   Bank, Refunding, Series D, 6.75% due 2/01/2020               3,416
---------------------------------------------------------------------------------------------------------------------
Kentucky--0.7%         NR*      NR*        3,000   Perry County, Kentucky, Solid Waste Disposal Revenue
                                                   Bonds (TJ International Project), AMT, 7% due 6/01/2024      3,305
---------------------------------------------------------------------------------------------------------------------
Louisiana--1.5%        NR*      A3         5,000   Lake Charles, Louisiana, Harbor and Terminal District,
                                                   Port Facilities Revenue Refunding Bonds (Trunkline
                                                   LNG Company Project), 7.75% due 8/15/2022                    5,735
                       AAA      Aaa        1,500   New Orleans, Louisiana, Public Improvement Bonds, UT,
                                                   5.90% due 11/01/2025 (h)                                     1,565
---------------------------------------------------------------------------------------------------------------------
Massachusetts--5.6%    BBB+     Baa2       2,000   Massachusetts Municipal Wholesale Electric Company,
                                                   Power Supply System Revenue Refunding Bonds, Series A,
                                                   6.75% due 7/01/2011                                          2,152
                       AAA      Aaa        5,000   Massachusetts State, HFA (Residential Development),
                                                   Series A, 6.875% due 11/15/2011 (g)                          5,427
                       A+       Aa         5,500   Massachusetts State, HFA, S/F Housing Revenue Bonds,
                                                   AMT, Series 40, 6.60% due 12/01/2024                         5,862
                                                   Massachusetts State Health and Educational Facilities
                                                   Authority, Revenue Refunding Bonds:
                       AA+      Aa2        2,500   (Daughters of Charity), Series D, 6.10% due 7/01/2014        2,669
                       A-       NR*        3,500   (Melrose-Wakefield Hospital), Series B, 6.375%
                                                   due 7/01/2004 (f)                                            3,904
                       NR*      B2         2,640   (New England Memorial Hospital), Series B, 6%
                                                   due 7/01/2008                                                2,502
                       NR*      B2         4,590   (New England Memorial Hospital), Series B, 6.125%
                                                   due 7/01/2013                                                4,334
---------------------------------------------------------------------------------------------------------------------
Mississippi--2.6%      AAA      Aaa        5,000   Harrison County, Mississippi, Waste Water Management
                                                   District Revenue Bonds (Wastewater Treatment Facilities),
                                                   5.875% due 2/01/2025 (h)                                     5,220
                       A        A2         6,000   Lowndes County, Mississippi, Solid Waste Disposal, PCR,
                                                   Refunding (Weyerhaeuser Company Project), Series A,
                                                   6.80% due 4/01/2022                                          7,177
---------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                   April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                 Value
State                 Ratings  Ratings   Amount                            Issue                             (Note 1a)
---------------------------------------------------------------------------------------------------------------------
New Jersey--2.9%       AAA      Aaa      $ 5,000   Cape May County, New Jersey, Industrial Pollution
                                                   Control Financing Authority, Revenue Refunding
                                                   Bonds (Atlantic City Electric Company Project),
    `                                              Series B, 7% due 11/01/2029 (c)                            $ 5,637
                       AAA      Aaa        7,040   Casino Reinvestment Development Authority, New Jersey,
                                                   Parking Fee Revenue Bonds, Series A,
                                                   5.25% due 10/01/2017 (i)                                     7,006
                       AAA      Aaa        1,430   New Jersey EDA, Parking Facilities Revenue Bonds
                                                   (Elizabeth Development Company Project), 5.60%
                                                   due 10/15/2019 (h)                                           1,473
---------------------------------------------------------------------------------------------------------------------
New Mexico--1.1%       A        A2         5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                   Corporation Project), 6.50% due 4/01/2013                    5,458
---------------------------------------------------------------------------------------------------------------------
New York--11.6%                                    New York City, New York, GO:
                       BBB+     A3         8,500     Refunding, UT, Series J, 6% due 8/01/2017                  9,002
                       BBB+     A3         4,665     Series H, 7% due 2/01/2002 (f)                             5,145
                       BBB+     A3           485     Series H, 7% due 2/01/2021                                   526
                                                   New York City, New York, IDA, Civic Facilities Revenue
                                                   Bonds (New York Blood Center Inc. Project) (f):
                       NR*      NR*        2,000     7.20% due 5/01/2004                                        2,273
                       NR*      NR*        3,250     7.25% due 5/01/2004                                        3,703
                       AA       Aa3       15,000   New York City, New York, Transitional
                                                   Finance Authority Revenue Bonds (Future Tax Secured),
                                                   Series C, 4.75% due 5/01/2023                               13,728
                       AAA      Aaa        5,600   New York State Dormitory Authority Revenue Bonds (Mental
                                                   Health Services Facilities),
                                                   Series B, 5.375% due 2/15/2026 (i)                           5,572
                       A+       Aaa        6,000   New York State Local Government Assistance Corporation,
                                                   Series A, 6.875% due 4/01/2002 (f)                           6,655
                       BBB+     Baa1      10,000   New York State Urban Development Corporation, Revenue
                                                   Refunding Bonds (Correctional Facilities),
                                                   5% due 1/01/2019                                             9,340
---------------------------------------------------------------------------------------------------------------------
North Carolina--4.2%   A        A2        14,750   Martin County, North Carolina, Industrial Facilities
                                                   and Pollution Control Financing Authority, Solid Waste
                                                   Disposal Revenue Bonds (Weyerhaeuser Company), AMT, 6.80%
                                                   due 5/01/2024                                               16,337
                       AA       Aa2        2,550   North Carolina HFA, S/F, AMT, Series RR,
                                                   5.85% due 9/01/2028                                          2,616
                       A1+      NR*        1,300   Raleigh-Durham, North Carolina, Airport Authority,
                                                   Special Facility Revenue Refunding Bonds (American
                                                   Airlines), VRDN, Series A, 4.15% due 11/01/2015 (a)          1,300
---------------------------------------------------------------------------------------------------------------------
Ohio--1.9%             AA       Aa3        2,000   Franklin County, Ohio, Hospital Revenue Refunding Bonds
                                                   (Holy Cross Health System Corp.),
                                                   5.875% due 6/01/2021                                         2,108
                       AA-      Aa3        6,500   Ohio State Air Quality Development Authority, Revenue
                                                   Refunding Bonds (Dayton Power and Light Project),
                                                   Series B, 6.40% due 8/15/2027                                7,001
---------------------------------------------------------------------------------------------------------------------
Oklahoma--1.1%         BBB-     Baa2       5,000   Tulsa, Oklahoma, Municipal Airport Trust, Revenue
                                                   Refunding Bonds (American Airlines Project),
                                                   6.25% due 6/01/2020                                          5,285
---------------------------------------------------------------------------------------------------------------------
Oregon--2.8%           AAA      Aaa        1,250   Multnomah County, Oregon, Educational Facilities Revenue
                                                   Refunding Bonds (University of Portland Project), 5%
                                                   due 4/01/2011 (b)                                            1,258
                       NR*      Baa2      10,000   Oregon State, Economic Development Revenue Refunding
                                                   Bonds (Georgia Pacific Corporation Project), Series
                                                   183, 5.70% due 12/01/2025                                   10,156
                       A-       A3         2,000   Port Umpqua, Oregon, PCR, Refunding (International
                                                   Paper Company Projects),
                                                   Series B, 5.20% due 6/01/2011                                2,010
---------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                   April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                 Value
State                 Ratings  Ratings   Amount                            Issue                             (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.1%     AA+      Aa       $ 5,000   Pennsylvania HFA, S/F Mortgage Bonds, Series 34A, 6.85%
                                                   due 4/01/2016                                              $ 5,343
---------------------------------------------------------------------------------------------------------------------
Rhode Island--0.7%     A-       Baa1       3,000   Rhode Island Depositors, Economic Protection Corporation,
                                                   Special Obligation, Refunding, Series A,
                                                   5.75% due 8/01/2021 (j)                                      3,211
---------------------------------------------------------------------------------------------------------------------
South Carolina--4.3%   A-       A1         5,765   Berkeley County, South Carolina, Pollution Control
                                                   Facilities Revenue Bonds (South Carolina Electric and
                                                   Gas Company), 6.50% due 10/01/2014                           6,233
                       A        A1         2,950   Fairfield County, South Carolina, PCR (South Carolina
                                                   Electric and Gas Company), 6.50% due 9/01/2014               3,205
                       AA-      Aa3        1,000   Florence County, South Carolina, Pollution Control
                                                   Facilities Revenue Bonds (E.I. du Pont), Series A, 6.35%
                                                   due 7/01/2022                                                1,084
                       A-       A1         7,000   Richland County, South Carolina, PCR, Refunding (Union
                                                   Camp Corporation), Series C, 6.55% due 11/01/2020            7,559
                       NR*      NR*        2,500   Spartanburg County, South Carolina, Solid Waste Disposal
                                                   Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                   due 11/01/2024                                               2,874
---------------------------------------------------------------------------------------------------------------------
South Dakota--2.2%     AAA      Aa1        9,975   South Dakota, HDA, Home Ownership Mortgage, Series B,
                                                   7.10% due 5/01/2017                                         10,476
---------------------------------------------------------------------------------------------------------------------
Tennessee--3.3%        BBB      Baa1       5,000   McMinn County, Tennessee, IDB, Solid Waste Recycling
                                                   Facilities Revenue Bonds (Calhoun Newsprint--Bowater),
                                                   AMT, 7.40% due 12/01/2022                                    5,557
                       AA       Aa2       10,000   Tennessee Housing Development Agency (Homeowner
                                                   Program), AMT, Series 3, 6% due 1/01/2028                   10,353
---------------------------------------------------------------------------------------------------------------------
Texas--5.9%            BBB      Baa1       4,200   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                                   (Champion International Corporation), AMT, 7.375%
                                                    due 10/01/2025                                              4,637
                                                   Harris County, Texas, Health Facilities Development
                                                   Corporation, Hospital Revenue Bonds:
                       A1+      NR*          900     (Methodist Hospital), VRDN, 4.15% due 12/01/2025 (a)         900
                       AAA      Aaa        7,500     RITR, Series 23, 6.02% due 6/01/2027 (e)(i)                7,078
                                                   Laredo, Texas, Certificates of Obligation, Series B (c):
                       AAA      Aaa        1,270     4.50% due 2/15/2016                                        1,148
                       AAA      Aaa        1,880     4.50% due 2/15/2017                                        1,690
                       AAA      Aaa        1,690     4.50% due 2/15/2018                                        1,514
                       BB-      Ba1        4,000   Lower Colorado River Authority, Texas, PCR (Samsung
                                                   Austin Semiconductor), AMT, 6.375% due 4/01/2027             4,125
                       A-       NR*        1,600   Midland County, Texas, Hospital District Revenue Bonds
                                                   (Midland Memorial Hospital),
                                                   7.50% due 6/01/2002 (f)                                      1,794
                       A-       A3         1,425   Nacogdoches, Texas, IDA, PCR, Refunding (International
                                                   Paper Company Projects),
                                                   Series A, 5.30% due 12/01/2011                               1,435
                                                   Tarrant County, Texas, Health Facilities Development
                                                   Corporation, Hospital Revenue Refunding and Improvement
                                                   Bonds (Fort Worth Osteopathic):
                       BBB      Baa        1,950     7% due 5/15/2003 (f)                                       2,198
                       BBB      Baa        1,935     7% due 5/15/2028                                           2,111
---------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                   April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                 Value
State                 Ratings  Ratings   Amount                            Issue                             (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Utah--2.2%             A1+      VMIG1+     $ 600   Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                                   VRDN, 4.15% due 11/01/2024 (a)(b)                         $    600
                       AAA      Aaa        5,000   Utah State Board of Regents, Student Loan Revenue Bonds,
                                                   AMT, Series H, 6.70% due 11/01/2015 (b)                      5,292
                       AAA      Aaa        4,730   Utah State, HFA, S/F Mortgage, AMT, Series C-2,
                                                   Class I, 6.05% due 7/01/2022                                 4,910
---------------------------------------------------------------------------------------------------------------------
Virginia--5.5%         NR*      Aa1        3,800   Arlington County, Virginia, IDA, Headquarters Facilities
                                                   Revenue Bonds (The Nature Conservancy), Series A, 5.45%
                                                   due 7/01/2027                                                3,831
                                                   Virginia State, HDA, Commonwealth Mortgage:
                       AA+      Aa1        5,750     AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026        6,091
                       AA+      Aa1       11,060     AMT, Series G, Sub-Series G-1, 5.30% due 1/01/2022        10,971
                       AA+      Aa1        5,025     Series J, Sub-Series J-2, 6.65% due 7/01/2014              5,393
---------------------------------------------------------------------------------------------------------------------
Washington--2.3%       AA-      Aa1       10,000   Washington State Public Power Supply System, Revenue
                                                   Refunding Bonds (Nuclear Project No. 1), Series A, 6.50%
                                                   due 7/01/2002 (f)                                           10,954
---------------------------------------------------------------------------------------------------------------------
West Virginia--4.1%                                Braxton County, West Virginia, Solid Waste Disposal
                                                   Revenue Bonds (Weyerhaeuser Company Project), AMT:
                       A        A2         9,945     5.80% due 6/01/2027                                       10,222
                       A        A2        10,000     Refunding, 5.40% due 5/01/2025                             9,660
---------------------------------------------------------------------------------------------------------------------
Wisconsin--1.2%        NR*      A2         5,300   Wisconsin State Health and Educational Facilities Authority
                                                   Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                                   6.50% due 8/15/2011                                          5,663
---------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.3%      AAA      Aaa        5,250   Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (b)       6,321
---------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$459,231)--99.0%                                                                     477,336
Other Assets Less Liabilities--1.0%                                                                             4,694
                                                                                                             --------
Net Assets--100.0%                                                                                           $482,030
                                                                                                             ========
---------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing( market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(f)   Prerefunded.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FSA Insured.
(j)   Escrowed to maturity.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term ratings by Moody's Investors Service, Inc.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998

Assets:       Investments, at value
              (identified cost--$459,231,404)
              (Note 1a) .............................                 $477,335,577
              Cash ..................................                       81,186
              Receivables:
                Securities sold .....................  $ 15,373,584
                                                       ------------
                Interest ............................     7,815,677     23,189,261
              Prepaid expenses and other assets .....  ------------         13,194
                                                                      ------------
              Total assets ..........................                  500,619,218
                                                                      ------------
----------------------------------------------------------------------------------
Liabilities:  Payables:
                Securities purchased ................    17,886,678
                Dividends to shareholders (Note 1e) .       452,140
                Investment adviser (Note 2) .........       200,478     18,539,296
                                                       ------------
              Accrued expenses and other liabilities                        49,746
                                                                      ------------
              Total liabilities .....................                   18,589,042
                                                                      ------------
----------------------------------------------------------------------------------
Net Assets:   Net assets ............................                 $482,030,176
                                                                      ============
----------------------------------------------------------------------------------
Capital:      Capital Stock (200,000,000 shares
                authorized) (Note 4):
                Preferred Stock, par value $.05 per
                 share (6,000 shares of AMPS*
                issued and outstanding at $25,000
                per share liquidation preference) ...                 $150,000,000
                Common Stock, par value $.10 per share
                (22,070,885 shares
                issued and outstanding) .............   $ 2,207,089
              Paid-in capital in excess of par ......   307,412,636
              Undistributed investment income--net ..     4,247,576
              Undistributed realized capital gains
              on investments--net ...................        58,702
              Unrealized appreciation
              on investments--net ...................    18,104,173
                                                       ------------

              Total--Equivalent to $15.04 net asset
              value per share of Common Stock
              (market price--$14.6875) ..............                  332,030,176
                                                                      ------------
              Total capital .........................                 $482,030,176
                                                                      ============
----------------------------------------------------------------------------------

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

Statement of Operations

                                                                                         For the Six Months Ended
                                                                                                   April 30, 1998
-----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ......                 $ 13,744,885
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .............................    $ 1,202,708
                     Commission fees (Note 4) ......................................        167,078
                     Transfer agent fees ...........................................         40,380
                     Professional fees .............................................         39,893
                     Accounting services (Note 2) ..................................         37,383
                     Printing and shareholder reports ..............................         16,340
                     Listing fees ..................................................         15,866
                     Custodian fees ................................................         14,927
                     Directors' fees and expenses ..................................         11,156
                     Pricing fees ..................................................          8,245
                     Other .........................................................         21,716
                                                                                       ------------
                     Total expenses ................................................                    1,575,692
                                                                                                     ------------
                     Investment income--net ........................................                   12,169,193
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .............................                    6,577,159
Unrealized Gain      Change in unrealized appreciation on investments--net .........                  (7,335,884)
                                                                                                     ------------
(Loss) on            Net Increase in Net Assets Resulting from Operations ..........                 $ 11,410,468
                                                                                                     ============
Investments--Net
(Notes 1b, 1d & 3):
------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc                              .     April 30, 1998

Statements of Changes in Net Assets

                                                                                          For the Six       For the
                                                                                         Months Ended     Year Ended
                                                                                          April 30,      October 31,
Increase (Decrease) in Net Assets:                                                           1998            1997
---------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ........................................    $ 12,169,193     $ 25,222,292
                     Realized gain on investments--net .............................       6,577,159        8,957,629
                     Change in unrealized appreciation on investments--net .........      (7,335,884)       5,420,851
                                                                                        ------------     ------------
                     Net increase in net assets resulting from operations ..........      11,410,468       39,600,772
                                                                                        ------------     ------------
---------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock ................................................     (9,654,159)     (20,009,111)
Shareholders           Preferred Stock .............................................     (1,663,480)      (5,217,080)
(Note 1e):           Realized gain on investments--net:
                       Common Stock ................................................     (7,414,382)        (764,403)
                       Preferred Stock .............................................     (1,877,980)        (261,760)
                                                                                        ------------     ------------
                     Net decrease in net assets resulting from
                     dividends and distributions
                     to shareholders ...............................................    (20,610,001)     (26,252,354)
                                                                                        ------------     ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .......................      (9,199,533)      13,348,418
                     Beginning of period ...........................................     491,229,709      477,881,291
                                                                                        ------------     ------------
                     End of period* ................................................    $482,030,176     $491,229,709
                                                                                        ============     ============
---------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ..........................     $ 4,247,576     $  3,396,022
                                                                                        ============     ============
---------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                         For the
   The following per share data and ratios have been derived           Six Months
   from information provided in the financial statements.                Ended               For the Year Ended October 31,
                                                                        April 30,     ----------------------------------------------
   Increase (Decrease) in Net Asset Value:                                1998          1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..........     $  15.46     $  14.86    $  14.64    $  13.20   $  16.27
                                                                         --------     --------    --------    --------   --------
Operating            Investment income--net ........................          .56         1.15        1.16        1.16       1.18
Performance:         Realized and unrealized gain (loss) on
                     investments--net ..............................         (.03)         .64         .23        1.53      (2.68)
                                                                         --------     --------    --------    --------   --------
                     Total from investment operations ..............          .53         1.79        1.39        2.69      (1.50)
                                                                         --------     --------    --------    --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ......................         (.44)        (.91)       (.92)       (.89)      (.96)
                       Realized gain on investments--net ...........         (.34)        (.03)         --        (.10)      (.37)
                       In excess of realized gain on investments--net          --           --          --        -- +         --
                                                                         --------     --------    --------    --------   --------
                     Total dividends and distributions to
                       Common Stock shareholders ...................         (.78)        (.94)       (.92)       (.99)     (1.33)
                                                                         --------     --------    --------    --------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ....................         (.08)        (.24)       (.25)       (.25)      (.16)
                         Realized gain on investments--net .........         (.09)        (.01)         --        (.01)      (.08)
                         In excess of realized gain on investments--net        --           --          --        -- +         --
                                                                         --------     --------    --------    --------   --------
                     Total effect of Preferred Stock activity ......         (.17)        (.25)       (.25)       (.26)      (.24)
                                                                         --------     --------    --------    --------   --------
                     Net asset value, end of period ................     $  15.04     $  15.46    $  14.86    $  14.64   $  13.20
                                                                         ========     ========    ========    ========   ========
                     Market price per share, end of period .........     $14.6875     $ 14.375    $  13.50    $ 12.625   $ 11.125
                                                                         ========     ========    ========    ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ...............         7.57%++     13.86%      14.50%      23.09%    (20.99%)
                                                                         ========     ========    ========    ========   ========
Return:**            Based on net asset value per share ............         2.42%++     11.24%       8.68%      20.30%    (10.68%)
                                                                         ========     ========    ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ......................................          .65%*        .66%        .67%        .68%       .69%
                                                                         ========     ========    ========    ========   ========
Net Assets:***       Investment income--net ........................         5.06%*       5.22%       5.36%       5.63%      5.46%
                                                                         ========     ========    ========    ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ................................     $332,030     $341,230    $327,881    $323,033   $291,338
                                                                         ========     ========    ========    ========   ========
                     Preferred Stock outstanding, end of period
                     (in thousands) ................................     $150,000     $150,000    $150,000    $150,000   $150,000
                                                                         ========     ========    ========    ========   ========
                     Portfolio turnover ............................        75.18%      201.87%      95.49%      79.27%     47.42%
                                                                         ========     ========    ========    ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .....................     $  3,214     $  3,275    $  3,186    $  3,154   $  2,942
                                                                         ========     ========    ========    ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net ..............     $    283     $    869    $    897    $    885   $    564
                                                                         ========     ========    ========    ========   ========
On Preferred Stock   Series B--Investment income--net ..............     $    285     $    868    $    899    $    942   $    564
                                                                         ========     ========    ========    ========   ========
Outstanding:++       Series C--Investment income--net ..............     $    263     $    872    $    910    $    934   $    600
                                                                         ========     ========    ========    ========   ========
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $.01 per share.
++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++    Aggregate total investment return.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid

MuniYield Quality Fund II, Inc.                                   April 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $363,417,315 and $381,927,448, respectively.

Net realized gains for the six months ended April 30, 1998 and net ( unrealized gains as of April 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                               Realized     Unrealized
                                                 Gains        Gains
--------------------------------------------------------------------------------
   Long-term investments ................     $ 6,577,159   $18,104,173
                                              -----------   -----------
   Total ................................     $ 6,577,159   $18,104,173
                                              ===========   ===========
--------------------------------------------------------------------------------

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $18,104,173, of which $21,117,341 related to appreciated securities and $3,013,168 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $459,231,404.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.71%; Series B, 3.80%; and Series C, 4.125%.

As of April 30, 1998, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $68,044 as commissions.

5. Subsequent Event:

On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073699 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.

MuniYield Quality Fund II, Inc.                                   April 30, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQT

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:
--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
   AAA/Aaa...............................................................  41.7%
   AA/Aa ................................................................   19.2
   A/A...................................................................   22.2
   BBB/Baa...............................................................    8.6
   BB/Ba.................................................................    1.4
   B/B...................................................................    1.4
   NR (Not Rated)........................................................    3.1
   Other+................................................................    1.4
--------------------------------------------------------------------------------

+Temporary investments in short-term municipal securities.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                            16433-4/98

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